SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 25, 2002
(Date of Report)
(Date of Earliest Event Reported)

CATERPILLAR FINANCIAL FUNDING CORPORATION

(Exact name of registrant as specified in governing instruments)

Nevada	333-58814	88-0342613

(State or other jurisdiction of organization)	(Commission File Number)	(IRS Employer Identification No.)

Greenview Plaza, 4040 S. Eastern Avenue, Suite 344, Las Vegas, NV 89119
(Address of Principal Executive Offices, including Zip Code)

(702) 735-2514
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Exhibit Index located at Page 2

Item 7. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT 4.1
EXHIBIT 4.2
EXHIBIT 4.3
EXHIBIT 10.1

Items 1 through 6 and Items 8 and 9 are not included because they are not applicable.

Item 7. Financial Statements and Exhibits.

     (a)  Financial Statements — Not Applicable

     (b)  Pro Forma Financial Information — Not Applicable

     (c)  Exhibits (executed copies) — The following execution copies of Exhibits to the Form S-3 Registration Statement of the
           Registrant are hereby filed:

Exhibit Number	Exhibit

4.1	Indenture, dated as of July 1, 2002, between Caterpillar Financial Asset Trust 2002-A and Bank One, National Association, as Indenture Trustee.

4.2	Amended and Restated Trust Agreement, dated as of July 1, 2002, between Caterpillar Financial Funding Corporation and Chase Manhattan Bank USA, National Association, as Owner Trustee.

4.3	Sale and Servicing Agreement, dated as of July 1, 2002, among Caterpillar Financial Asset Trust 2002-A, as Issuer, Caterpillar Financial Funding Corporation, as Seller, and Caterpillar Financial Services Corporation, as Servicer.

10.1	Purchase Agreement, dated as of July 1, 2002, between Caterpillar Financial Funding Corporation Inc., as Purchaser, and Caterpillar Financial Services Corporation, as Seller.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATERPILLAR FINANCIAL FUNDING CORPORATION
(Registrant)

August 7, 2002

By:	/s/ PAUL J. GAETO

Name:	Paul J. Gaeto
Title:	Secretary

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